Annex 2	12 Months Ended
Dec. 31, 2019
Annex 2 [Abstract]
Annex 2
Basis of presentation of the consolidated financial statements
The accompanying consolidated financial statements were prepared from the accounting records of Telefónica, S.A. and each of the companies comprising the Telefónica Group, whose separate financial statements were prepared in accordance with the generally accepted accounting principles applicable in the various countries in which they are located, and for the purposes of these consolidated financial statements are presented in accordance with the International Financial Reporting Standards (IFRS) as issued by the International Accounting Standards Board (IASB). These consolidated financial statements give a true and fair view of the consolidated equity and financial position at December 31, 2019, and of the consolidated results of operations, changes in consolidated equity and the consolidated cash flows obtained and used in the year then ended.
The euro is the Group’s reporting currency. The figures in these consolidated financial statements are expressed in million euros, unless indicated otherwise, and may therefore be rounded.
Note 3 contains a detailed description of the most significant accounting policies used to prepare these consolidated financial statements.
Materiality criteria
These consolidated financial statements do not include certain information or disclosures that, not having to be presented due to their qualitative significance, were deemed to be immaterial or of no relevance pursuant to the concepts of materiality or relevance defined in the IFRS conceptual framework, insofar as the Telefónica Group’s consolidated financial statements, taken as a whole, are concerned.
Comparative information and main changes in the consolidation scope
For comparative purposes, the accompanying consolidated financial statements for 2019 include the figures for 2018, and the consolidated income statement, the consolidated statement of comprehensive income, the consolidated statement of changes in equity and the consolidated statement of cash flows, and the notes thereto for the year then ended, they also include those of 2017.
The main events and changes in the consolidation scope affecting comparability of the consolidated information for 2019 and 2018 (see Appendix I for a detailed description of the consolidation scope and the changes during the year) are as listed below.
Impact of adopting IFRS 16 Leases
On January 1, 2019 IFRS 16 Leases ("IFRS 16") became effective, resulting in changes in the accounting policies applied to lease contracts in prior periods.
IFRS 16 requires lessees to recognize assets and liabilities arising from lease contracts in the statement of financial position. A lessee may elect not to apply the general requirements to short-term leases and leases of low-value assets.
The Group acts as a lessee on a very significant number of lease agreements over different assets. This mainly include third-party towers, circuits, office buildings and stores and land where its own towers are located. A significant portion of these contracts was accounted for as operating lease under the previous lease standard, with lease expenses being recognized on a straight-line basis over the contract term.
The implementation of IFRS 16 in the Group was highly complex due to factors such as the high number of contracts affected and the diversity of data source systems, as well as the need to make certain estimates. These estimates included the estimation of the lease term, based on the non-cancellable period and the periods covered by options to extend the lease, when the exercise depends only on Telefónica and where such exercise is reasonably certain. This will depend, to a large extent, on the specific facts and circumstances by class of assets in the telecom industry (technology, regulation, competition, business model, among others). In addition to this, assumptions are required to calculate the discount rate, which is based mainly on the incremental borrowing rate of interest for the estimated term.
The standard allows for two transition methods: retrospectively for all periods presented, or using a modified retrospective approach where the cumulative effect of adoption is recognized at the date of initial application. The Group has adopted the latter transition method; therefore, the Group has recognized the cumulative effect of initial application as an adjustment to equity at the transition date, January 1, 2019, amounting to 16 million euros (see Note 17). Consequently, the 2018 information presented for comparative purposes has not been restated (i.e., it is prepared and presented in accordance with the accounting standard effective at that moment: under IAS 17 Leases). Moreover, the Group has applied the practical expedient that allows not reassessing whether a contract is or contains a lease on the date of initial application of IFRS 16 but to directly apply the new requirements to all those contracts identified as leases under the previous accounting standard.
The Group applied the following options available in the standard for the transition to the new requirements:

•
Right of use asset measurement: for a vast majority of leases the Group has recognized a right-of-use asset at the date of initial application measured at an amount equal to the lease liability, adjusted by the amount of any prepaid or accrued lease payments relating to that lease recognized in the statement of financial position immediately before the date of initial application.

•
Discount rates: the Group has applied a single discount rate to a portfolio of leases with reasonably similar characteristics such as lease term, class of underlying asset, currency and economic environment.

•	Leases expiring in 2019: the Group has used the practical exemption from application of the new requirements to leases whose lease term ends within 12 months of the date of initial application.

•	Initial direct costs: the Group has excluded initial direct costs from the measurement of the right-of-use asset at the date of initial application.
The modifications introduced by IFRS 16 have had a significant impact on the group's financial statements since the date of adoption, as shown below:

Millions of euros	Impact of the first application
Opening balance of rights of use at January 1, 2019 (Note 9)	7,870
Impact of IFRS 16 on rights of use of companies held for sale at December 31, 2018 (1)	155
Reclassification of property, plant and equipment deriving from finance leases under IAS 17 (Note 8)	(249)
Reclassification of advance payments of lease contracts in force at December 31, 2018	(178)
Accounts receivable for subleases	18
Impact of IFRS 16 on assets at transition date	7,616

Opening balance of lease liabilities at January 1, 2019 (Note 20)	7,705
Impact of IFRS 16 on lease liabilities of companies held for sale at December 31, 2018 (1)	152
Reclassification of finance lease liabilities under IAS 17 at December 31, 2018	(201)
Reclassification of other liabilities at December 31, 2018	(56)
Impact of IFRS 16 on liabilities at transition date	7,600

Impact of IFRS 16 on equity at transition date (Note 17)	16
(1) Antares, Telefónica Móviles Guatemala and Telefónica Móviles El Salvador (see Note 30).
The weighted average lessee's incremental borrowing rate applied to lease liabilities recognized in the statement of financial position at the date of initial application ranges from 2.4% to 3.0%.
The main differences between operating lease commitments disclosed in the Group's annual consolidated financial statements of 2018 and lease liabilities recognized upon transition relate to, among others:

•
Differences relating to the contract population considered: lease liabilities under IFRS 16 do not include short-term leases or leases of low-value or intangible assets, while those are included in the expected payment schedule.

•	Payments relating to contracts that can be canceled without penalty are not included within lease payment commitments, but they are included in the lease liability under IFRS 16.

•
Differences in the lease term: extension options that are reasonably certain are part of the measurement of the lease liability, whereas they are not taken into consideration in the estimated payments schedule for operating leases. In addition to this, the discount rates used also differ, as a result of such differences in the terms considered.

The table below shows the reconciliation between the operating lease obligations as reported in the consolidated financial statements of 2018 and the opening balance of lease liabilities under IFRS 16:

Millions of euros	1/1/2019
Present value of future payments for operating leases at December 31, 2018	7,229
Present value of future payments for operating leases of companies held for sale at December 31, 2018 (1)	(98)
Finance lease liabilities under IAS 17	201
Low cost and/or short-term lease contracts	(337)
Cancelable contracts without penalty cost	541
Differences in lease term and discount rates	247
Other items	(78)
Opening balance of lease liabilities at January 1, 2019 (Note 20)	7,705
(1) Antares, Telefónica Móviles Guatemala and Telefónica Móviles El Salvador (see Note 30).
Following is a summary of estimated impacts of IFRS 16 on the Group’s consolidated income statement in 2019, presented on a voluntary basis:

Millions of euros	2019
INCOME STATEMENT	IFRS 16	IAS 17	IFRS 16 Impact
Revenues	48,422	48,422	—
Other income	2,842	3,032	(190)
Supplies	(13,635)	(14,490)	855
Personnel expenses	(8,066)	(8,070)	4
Other expenses	(14,444)	(15,284)	840
Depreciation and amortization	(10,582)	(8,950)	(1,632)
OPERATING INCOME	4,537	4,660	(123)
Share of income (loss) of investments accounted for by the equity method	13	13	—
Finance income	842	842	—
Exchange gains	2,461	2,449	12
Finance costs	(2,795)	(2,599)	(196)
Exchange losses	(2,340)	(2,310)	(30)
Net financial expense	(1,832)	(1,618)	(214)
PROFIT BEFORE TAX	2,718	3,055	(337)
Corporate income tax	(1,054)	(1,104)	50
PROFIT FOR THE YEAR	1,664	1,951	(287)
Attributable to equity holders of the Parent	1,142	1,383	(241)
Attributable to non-controlling interests	522	568	(46)
Basic and diluted earnings per share attributable to equity holders of the parent (euros)	0.17	0.21	(0.05)

The impact in Other income is due to the different approach under IFRS 16 to determine the gain on sale and leaseback transactions (see Note 20).
In addition, as explained in Note 28, the statement of cash flows was also impacted by IFRS 16. The main impact is the recording within the “cash flow from financing activities” of principal payments for lease contracts amounting to 1,518 million euros (see Note 20), as well as the recording of interests related to said contracts under the heading “interest payments and other financial expenses” amounting to 185 million euros (see Note 20). Until the entry into force of IFRS 16 the operating leases payments were recorded under "Cash paid from operations". Payments for low cost and short-term leases continue to be recorded under "Cash received from operations" (see Note 9).
Impact of adopting new accounting standards in 2018
On January 1, 2018 the new IFRS 9 Financial Instruments and IFRS 15 Revenue from Contracts with Customers became effective, resulting in changes in the accounting policies applied in prior periods.
IFRS 15 Revenues from Contracts with Customers
IFRS 15 sets out the requirements for recognizing revenue from contracts with customers. The Group has adopted IFRS 15 using one of the two transition methods allowed: the modified retrospective method, with the cumulative effect from initial application recognized as an adjustment to the opening balance of retained earnings at the date of initial application on January 1, 2018, with a corresponding impact in "Non-controlling interests" (see Note 17). Accordingly, the 2017 information presented for comparative purposes was not restated - i.e. it is prepared and presented in accordance with the accounting standards effective at that moment: under IAS 18 Revenue, IAS 11 Construction Contracts and related interpretations.
The details of the new significant accounting policies and the nature of the main changes to previous accounting policies in relation to revenue recognition under the new model in IFRS 15 are set out in Note 3. The most significant impacts relate to the first-time recognition of contract assets, that, under IFRS 15, lead to the earlier recognition of revenue from the sale of goods, and the capitalization and deferral of the incremental costs of obtaining contracts, that under IFRS 15, result in the later recognition of customer acquisition costs.
The impacts of adopting IFRS 15 on the Group’s financial statements for the year ended December 31, 2018 are set out below:

Millions of euros	12/31/2018
ASSETS	IFRS 15	IAS 18	IFRS 15 impact
A) NON-CURRENT ASSETS	90,707	90,448	259
Intangible assets	16,856	16,856	—
Goodwill	25,748	25,748	—
Property, plant and equipment	33,295	33,295	—
Investments accounted for by the equity method	68	68	—
Financial assets and other non-current assets	7,109	6,823	286
Deferred tax assets	7,631	7,658	(27)
B) CURRENT ASSETS	23,340	22,540	800
Inventories	1,692	1,692	—
Receivables and other current assets	10,579	9,789	790
Tax receivables	1,676	1,666	10
Other current financial assets	2,209	2,209	—
Cash and cash equivalents	5,692	5,692	—
Non-current assets classified as held for sale	1,492	1,492	—
TOTAL ASSETS (A+B)	114,047	112,988	1,059

Millions of euros	12/31/2018
EQUITY AND LIABILITIES	IFRS 15	IAS 18	IFRS 15 Impact
A) EQUITY	26,980	26,193	787
Equity attributable to equity holders of the parent and other holders of equity instruments	17,947	17,262	685
Equity attributable to non-controlling interests	9,033	8,931	102
B) NON-CURRENT LIABILITIES	57,418	57,267	151
Non-current financial liabilities	45,334	45,334	—
Payables and other non-current liabilities	1,890	1,903	(13)
Deferred tax liabilities	2,674	2,510	164
Non-current provisions	7,520	7,520	—
C) CURRENT LIABILITIES	29,649	29,528	121
Current financial liabilities	9,368	9,368	—
Payables and other-current liabilities	15,485	15,460	25
Current tax payables	2,047	1,951	96
Current provisions	1,912	1,912	—
Liabilities associated with non-current assets classified as held for sale	837	837	—
TOTAL EQUITY AND LIABILITIES (A+B+C)	114,047	112,988	1,059

Millions of euros	2018
INCOME STATEMENT	IFRS 15	IAS 18	IFRS 15 Impact
Revenues	48,693	48,728	(35)
Depreciation and amortization	(9,049)	(9,049)	—
OPERATING INCOME	6,522	6,446	76
Share of income (loss) of investments accounted for by the equity method	4	4	—
Net financial expense	(955)	(944)	(11)
PROFIT BEFORE TAX	5,571	5,506	65
Corporate income tax	(1,621)	(1,609)	(12)
PROFIT FOR THE YEAR	3,950	3,897	53
Attributable to equity holders of the Parent	3,331	3,291	40
Attributable to non-controlling interests	619	606	13
Basic and diluted earnings per share attributable to equity holders of the parent (euros)	0.57	0.56	0.01

IFRS 9 Financial Instruments
IFRS 9 set out a new accounting framework for the recognition, classification, measurement and derecognition of financial instruments, impairment losses on financial assets and hedge accounting. The details of the new significant accounting policies and the nature of the main changes to previous accounting policies in relation to financial instruments under IFRS 9 are set out in Note 3.
Pursuant to the transition provisions in IFRS 9, the Group has elected the exemption not to restate comparative periods to be presented in the year of initial application (i.e. 2017 information presented for comparative purposes is prepared and presented in accordance with the accounting standards effective at that moment: under IAS 39 Financial Instruments: Recognition and Measurement, and related interpretations). The difference in the carrying amounts of financial assets and financial liabilities resulting from the adoption of the new requirements is recognized in "retained earnings" as of January 1, 2018 (see Note 17).
The main impact of adopting IFRS 9 on the Group’s financial statements resulted in an increase amounting to 221 million euros over the bad debt provision balance and fair value adjustments on customer receivables. In addition to this, financial assets have changed to the new measurement categories under IFRS 9 (see Note 16).

Translation of Telefónica Venezolana’s financial statements
Venezuela has been considered a hyperinflationary economy since 2009. We regularly review the economic conditions in Venezuela and the specific circumstances of our Venezuelan operations. Assessment of the exchange rate that better reflects the economics of Telefónica’s business activities in Venezuela relies on several factors and is performed considering all the information available at each closing date. On August 20, 2018 Venezuela introduced the Bolivar Soberano (VES), which replaced the Bolívar Fuerte (VEF) removing five zeros (1 VES = 100,000 VEF).
In light of the economic environment and in the absence of official rates that are representative of the situation in Venezuela, the Group maintained its policy for estimating an exchange rate to match the progression of inflation in Venezuela and attempts to reflect the economic and financial position of the Group’s Venezuelan operations within its consolidated financial statements more accurately (hereinafter, synthetic exchange rate).
At December 31, 2019, the synthetic exchange rate was calculated considering the inflation rates that were published (9,585.5% from January to December 2019). The inflation rate applied by the Group to Venezuela for January to December 2018 was 2,106,600.6%. Thus, the exchange rate used to translate the financial statements of the Venezuelan subsidiaries as of December 31, 2019 amounts to 68,448 VES/USD (7,608 VES/USD as of December 31, 2018).
The official reference exchange rate at December 31, 2019 was 46,621 VES/USD (638 VES/USD at December 31, 2018).

The translation of the financial statements of Telefónica Venezolana in 2019 had an impact in retained earnings amounting to -212 million euros (-23 million euros in 2018).

The following table presents the figures of Telefónica Venezolana in certain items of the consolidated income statement, the consolidated statement of cash flows and the consolidated statement of financial position of the Telefónica Group, by applying the synthetic exchange rate:

Millions of euros	2019	2018	2017
Revenues	79	18	106
Depreciation and amortization	(10)	(67)	(103)
Operating income	7	(64)	(69)
Net financial expense (1)	63	216	81
Profit before tax	70	152	9
Corporate income tax (2)	3	(186)	(138)
Result for the year	73	(34)	(129)
Net cash flow provided by operating activities	14	7	35
Capital expenditures (CapEx)	20	2	9
Non-current assets	43	238	295
(1) Mainly resulting from the hyperinflation adjustment to the net monetary position and the exchange differences arising from foreign currency items held by Telefónica Venezolana.
(2) Mainly deferred tax recognized for the inflation adjustments of the net assets, which are not deductible according to the present tax regime in Venezuela.
Hyperinflation in Argentina
Argentina has been considered a hyperinflationary economy since 2018 and the Group applied hyper-inflation accounting to its companies whose functional currency is the Argentine peso for financial information for periods ended after July 1, 2018.
As of January 1, 2018 the total impact in net equity amounted to 2,033 million euros (see consolidated statement of changes in equity), which included the transfer of 3,147 million euros of translation differences arisen prior to the economy being considered as hyperinflationary, as a consequence of the full retrospective application of IAS 29.
The main impacts of the application of hyperinflation adjustments in Argentina in the consolidated financial statements of the Group for the years 2019 and 2018, are summarized below:

Millions of euros	2019	2018
Revenues	(104)	(313)
Depreciation and amortization	(207)	(160)
Operating income	(246)	(308)
Financial result	40	59
Income tax	(73)	(57)
Result for the year	(280)	(306)
Capital expenditures (CapEx)	(13)	(70)

The translation of the financial statements of the Group companies in Argentina in 2019 had an impact in Retained earnings amounting to -46 million euros (-776 million euros in 2018).
Sale of Antares
On November 8, 2018, Telefónica reached an agreement with Grupo Catalana Occidente for the sale of 100% of Seguros de Vida y Pensiones Antares, S.A. for a total amount of 161 million euros. At December 31, 2018, the assets corresponding to Antares were classified as non-current assets held for sale and the liabilities as liabilities associated with non-current assets classified as held for sale, amounting to 793 million euros and 661 million euros, respectively.
On February 14, 2019, after obtaining the relevant regulatory approvals, the sale was concluded. This transaction generated a gain in the consolidated income statement of 2019 amounting to 98 million euros, under "Other income". In addition, it has involved an equity reclassification between "Actuarial gains and losses and impact of limit on assets for defined benefit pension plans" and "Retained earnings" amounting to 89 million euros.
Sale of Telefónica Móviles Guatemala and Telefónica Móviles El Salvador
On January 24, 2019, Telefónica Centroamérica Inversiones, S.L. (60% of which is owned, directly and indirectly, by Telefónica and 40% of which is owned by Corporación Multi Inversiones), reached an agreement with América Móvil, S.A.B. of C.V. for the sale of the entire share capital of Telefónica Móviles Guatemala, S.A. and 99.3% of Telefónica Móviles El Salvador, S.A. de C.V. The aggregate consideration for both companies (enterprise value) is 648 million US dollars (approximately 570 million euros at the exchange rate on the date of the agreement, 293 million euros of which corresponds to Telefónica Móviles Guatemala and 277 million euros of which corresponds to Telefónica Móviles El Salvador). At December 31, 2018, the assets corresponding to those companies were classified as non-current assets held for sale and the liabilities as liabilities associated with non-current assets classified as held for sale.
The closing of the sale of Telefónica Móviles Guatemala took place the same day. This transaction did not have a significant impact in the consolidated financial statements of 2019. Due to the exclusion of Telefónica Móviles Guatemala from the scope of consolidation, the Equity attributable to non-controlling interests decreased by 114 million euros.
At the date of approval of these financial statements, the closing of the Telefónica El Salvador sale is pending approval by the competition authority (see Note 30).
Sale of Telefonía Celular de Nicaragua, Telefónica Móviles Panamá and Telefónica de Costa Rica
On February 20, 2019 Telefónica reached an agreement with Millicom International Cellular, S.A. for the sale of the entire share capital of Telefónica de Costa Rica TC, S.A., and for the sale by Telefónica Centroamérica Inversiones, S.L. of the entire share capital of Telefónica Móviles Panamá, S.A. and Telefonía Celular de Nicaragua, S.A.
The aggregate amount of the transaction (enterprise value) for all the companies is 1,650 million US dollars (approximately 1,455 million euros at the exchange rate of the date of the agreement).
On May 16, 2019, after obtaining the relevant regulatory approvals, Telefónica Centroamérica de Inversiones, S.L. transferred the entire share capital of Telefonía Celular de Nicaragua, S.A. to Millicom International Cellular, S.A. for an amount of 437 million US dollars, approximately 390 million euros at that date. The impact of this transaction in the consolidated income statement for 2019 amounted to 172 million euros, under "Other income" (Note 26).
On August 29, 2019, after obtaining the relevant regulatory approvals, the entire share capital of Telefónica Moviles Panamá, S.A. was transferred to Cable Onda S.A. subsidiary of Millicom International Cellular, S.A., for an amount of 594 million US dollars, approximately 536 million euros at that date. The impact of this transaction in the consolidated income statement of 2019 amounted to 190 million euros, under "Other income" (Note 26).
As a result of the exclusion of Telefonía Celular de Nicaragua, S.A. and Telefónica Móviles Panamá, S.A. from the scope of consolidation, the Equity attributable to non-controlling interests decreased by 112 million euros and 188 million euros, respectively.
At the date of approval of the financial statements, the closing of the sale of Telefónica de Costa Rica sale is subject to applicable regulatory conditions (see Note 30).
Individual Suspension Plan
On September 27, 2019, Telefónica Spain signed the II Collective Agreement of Related Companies (CEV), wholly backed by the largest labor unions. The overall resources plan that was approved is based on:

•
Evolution of the Collective Agreement of Related Companies, in order to have a framework of employment stability with greater flexibility and continue advancing on work-life balance and diversity, including, among other proposals, an Individual Suspension Plan which is entirely voluntary for 2019 (with the same conditions as the previous one).

•
Training, reskilling and upskilling plan that enables improving skills and taking advantage of the potential of the current staff, focusing on new business needs (digitization, robotization and processes automation).

The present value of the payment flows of the Plan, together with the update of the estimates of the previous plan and the provision for the training plan resulted in expenses amounting to 1,732 million euros before taxes, reflected in "Personnel expenses" of the accompanying consolidated income statement for 2019 (see Note 24).
The update of the provision of the plan included in the previous collective agreement, together with the updated termination plans, entailed an expense of 297 and 165 million euros in the 2018 and 2017 consolidated income statement, respectively (see Note 24).
Sale of a portfolio of Data Centers
On May 8, 2019, Telefónica reached an agreement for the sale of a portfolio of 11 Data Centers located in seven jurisdictions (Spain, Brazil, USA, Mexico, Peru, Chile and Argentina) with a company controlled by Asterion Industrial Partners SGEIC (currently, Nabiax, S.A.) for a total amount of 550 million euros.
In accordance with this agreement, in July, 2019 Telefónica transferred nine of the Data Centers (located in Spain, Brazil, Mexico, Peru, Chile and Argentina) for a total amount of 472 million euros. In December 2019 Telefónica transferred the Data Center located in USA for 43 million euros (Note 28).
The total capital gain reflected in "Other income" generated in 2019 amounted to 213 million euros (Note 26).
At the date of issue of these consolidated financial statements, the remaining Data Center located in Spain is pending to be transferred, subject to several authorizations and administrative procedures.
Transformation of the operating model of Telefónica México
On November 21, 2019 Pegaso PCS, S.A. de C.V. (Telefónica México) and AT&T Comunicaciones Digitales, S. de R.L. de C.V. (AT&T Mexico) entered into a Wholesale Access Services Agreement (see Note 29.c), under which AT&T Mexico will provide wholesale wireless access to Telefónica México on 3G, 4G and any other future technology available in Mexico.
The Wholesale Agreement will be of a minimum duration of eight years, renewable for additional consecutive periods of three years. Such Wholesale Agreement establishes a gradual migration of Telefónica Mexico’s traffic to AT&T Mexico's access network over the first three years of the agreement.
As such migration is carried out, Telefónica México’s wireless access infrastructure will be turned off and, consequently, Telefónica México will discontinue using the licensed spectrum used in the past to operate its network.
The main impacts of the transformation of the operating model of Telefónica México in 2019 consolidated financial statements were as follows:

•
A provision amounting to 167 million euros with a counterparty in Other expenses (see Note 26) due to the impact in certain pre-existing service contracts (energy supply, access to fiber optic networks and others), and additional restructuring expenses amounting to 44 million euros.

•
A net loss amounting to 27 million euros, due to the partial return of spectrum licenses, -123 million euros corresponding to fully paid licenses (see Notes 6 and 26), and +95 million euros corresponding to licenses with deferred payments (associated debt) that were released (see Note 26).

•
Accelerated depreciation of property, plant and equipment and amortization of rights of use due to the reduction of the useful lives of certain assets, with an impact of 36 million euros in the 2019 consolidated income statement.

•	Reduction of payables for spectrum acquisition amounting to 508 million euros due to the cancelation of the debt associated with the licenses that were returned (see Note 21).
Additionally, Telefónica Mexico reversed deferred tax assets with a counterparty in Corporate income tax, amounting to 454 million euros (see Note 25), due to the new estimations regarding the time horizon in which the Group expects to recover the assets. In 2018 Telefónica Mexico reversed deferred tax assets amounting to 327 million euros.
IFRIC 23 Uncertainty over Income Tax Treatment
This interpretation addresses the accounting for income taxes when tax treatments involve uncertainty that affects the application of IAS 12 (see Note 3.n). The Group's current practice is in line with this interpretation, so the application of these requirements did not have a significant impact on the Group's results in the period. These items are now presented in the statement of financial position under the headings Deferred tax liabilities or Current tax payables, depending on whether they are deferred tax liabilities or current tax liabilities, as appropriate. This involved a reclassification from the heading Provisions amounting to 856 million euros (see Notes 24 and 25).
Court proceedings in favor of Telefónica Brazil which recognizes the right to exclude ICMS (VAT) from the basis of calculation of the contributions to PIS and COFINS
In 2018 two final decisions in favor of Telefónica Brazil were passed, which recognized the right to deduct the state tax on goods and services (ICMS) from the calculation basis of the Social Integration Program-PIS (Programa de Integração Social) and the Financing of Social Security-COFINS (Contribuição para Financiamento da Seguridade Social).
Once the values were determined, Telefónica Brazil presented to the tax authorities a refund request for the payments of PIS/COFINS affected by the judicial decision, together with the corresponding default interest. The total amounted 6,240 million Brazilian reals (around 1,454 million euros at an average exchange rate of 2018).
In 2018, the impact on the consolidated income statement amounted to 3,386 million Brazilian reals (789 million euros at an average exchange rate of 2018), reducing the Taxes item under Other expenses (Note 26), and 2,854 million Brazilian reals (665 million euros at an average exchange rate of 2018) under Finance Income (see Note 19).
The outstanding credit at December 31, 2019 amounted to 2,046 million Brazilian reals equivalent to 452 million euros at the closing exchange rate for 2019 (4,915 million Brazilian reals, equivalent to 1,107 million euros at the closing exchange rate for 2018, see Note 12).
Sale of non-controlling interests in Telxius
On July 27, 2018 Telefónica transferred to a company of the Pontegadea Group 16.65% of the share capital of the Telefónica´s subsidiary Pontel Participaciones, S.L. ("Pontel") that owns 60% of the share capital of the company Telxius Telecom, S.A. ("Telxius"), for 378.8 million euros, which entailed a price of 15.2 euros per share of Telxius. This holding of 16.65% in the capital stock of Pontel is equivalent, in economic terms, to an indirect holding of 9.99% in the share capital of Telxius. The impact of this transaction in the equity attributable to equity holders of the parent amounted to 232 million euros, with the impact attributable to non-controlling interest being 139 million euros.
On October 24, 2017, Telefónica transferred 62 million shares of Telxius (representing 24.8% of its share capital) to Taurus Bidco S.à.r.l. (hereinafter, KKR, an entity managed by Kohlberg Kravis Roberts & Co. L.P.) in exchange for 790.5 million euros.
On November 13, 2017, KKR exercised a call option on 38 million shares of Telxius (representing 15.2% of its share capital) in exchange for 484.5 million euros (see Note 5).
Following the closing of this sale of 15.2% of the share capital of Telxius, in December 2017, together with the 24.8% of the share capital acquired in October, the total stake of KKR is 40% of the share capital of Telxius in exchange for an aggregate amount of 1,275 million euros (see Note 28). These transactions had no impact on the consolidated results of the Telefónica Group, since they comprised the sale of minority interests and Telefónica retained control over Telxius. The impact of these transactions in equity attributable to equity holders of the parent was an increase of 570 million euros in retained earnings and a decrease of 9 million euros in translation differences in 2017. In addition, there was an increase in equity attributable to non-controlling interests amounting to 690 million euros in 2017 (see Note 17).
ANNEX 1

BRAZIL'S SPECTRUM PORTFOLIO: MEANING OF THE STATES, REGIONS AND SECTORS ACRONYMS
Acronym	State
AC	Acre
AL	Alagoas
AP	Amapá
AM	Amazonas
BA	Bahia
CE	Ceara
DF	Distrito Federal
ES	Espírito Santo
GO	Goiás
MA	Maranhão
MT	Mato Grosso
MS	Mato Grosso do Sul
MG	Minas Gerais
PA	Pará
PB	Paraíba
PR	Paraná
PE	Pernambuco
PI	Piauí
RJ	Rio de Janeiro
RN	Rio Grande do Norte
RS	Rio Grande do Sul
RO	Rondônia
RR	Roraima
SC	Santa Catarina
SP	São Paulo
SE	Sergipe
TO	Tocantins

Regions	States & towns included in the regions
1	SP (City)
2	SP (Interior)
2'	SP - towns of sector 33 of the GPLG
3	RJ and ES
4	MG
4'	MG - towns of sector 3 of the GPLG
5	PR and SC
5'	PR - towns of sector 20 of the GPLG
6	RS
6'	RS - towns of sector 30 of the GPLG
7	AC, DF, GO, MS, MT, RO and TO
7'	GO - towns of sector 25 of the GPLG
7''	MS - towns of sector 22 of the GPLG
8	AM, AP, MA, PA and RR
9	BA and SE
10	AL, CE, PB, PE, PI and RN

Sectors	GPLG - general plan of the licenses granted (geographic areas that correspond to the sectors)
1	RJ
2	MG - except towns included in sector 3
3
MG - towns of  Araporã, Araújo, Campina Verde, Campo Florido, Campos Altos, Canálopis, Capinópolis, Carmo do Paranaíba, Carneirinhos, Centralina, Comendador Gomes, Conceição das Alagoas, Córrego Danta, Cruzeiro da Fortaleza, Delta, Frutal, Gurinhatã, Ibiraci, Igaratinga, Iguatama, Indianópolis, Ipiaçú, Itapagipe, Ituiutaba, Iturama, Lagamar, Lagoa Formosa, Lagoa Grande, Limeira D'Oeste, Luz, Maravilhas, Moema, Monte Alegre de Minas, Monte Santo de Minas, Nova Ponte, Nova Serrana, Papagaios, Pará de Minas, Patos de Minas, Pedrinópolis, Pequi, Perdigão, Pirajuba, Pitangui, Planura, Prata, Presidente Olegário, Rio Paranaíba, Santa Juliana, Santa Vitória, São Francisco de Sales, São José da Varginha, Tupaciguara, Uberaba, Uberlândia, União de Minas & Vazante

4	ES
5	BA
6	SE
7	AL
8	PE
9	PB
10	RN
11	CE
12	PI
13	MA
14	PA
15	AP
16	AM
17	RR
18	SC
19	PR –except towns included of sector 20
20	PR – towns of Londrina and Tamarana
21	MS – except the town integrating of sector 22
22	MS – town of Paranaíba
23	MT
24	TO and GO – except towns included in sector 25
25	GO – towns of Buriti Alegre, Cachoeira Dourada, Inaciolândia, Itumbiara, Paranaiguara and São Simão
26	DF
27	RO
28	AC
29	RS
30	RS – towns of Pelotas, Capão do Leão, Morro Redondo and Turuçu
31	SP – except the towns included in sector 33
33
SP – towns of Altinópolis, Aramina, Batatais, Brodosqui, Buritizal, Cajuru, Cássia dos Coqueiros, Colômbia, Franca, Guaíra, Guará, Ipuã, Ituverava, Jardinópolis, Miguelópolis, Morro Agudo, Nuporanga, Orlândia, Ribeirão Corrente, Sales de Oliveira, Santa Cruz da Esperança, Santo Antônio da Alegria and São Joaquim da Barra

ANNEX 2

Mexico spectrum portofolio: meaning of the region numbers
Region 1	Baja California: Baja California, Baja California Sur, Sonora (San Luis Río Colorado).
Region 2	Sinaloa, Sonora (excluding San Luis Río Colorado).
Region 3	Chihuahua, Durango, Coahuila de Zaragoza (Torreón, San Pedro, Matamoros, Francisco I. Madero, Viesca).
Region 4	Nuevo León, Tamaulipas, Coahuila de Zaragoza (excluding municipalities of the North Region).
Region 5	Chiapas, Tabasco, Yucatán, Quintana Roo, Campeche.
Region 6	Jalisco (excluding municipalities of the Central Region), Michoacán de Ocampo, Nayarit, Colima.
Region 7
Guanajuato, San Luis Potosí, Zacatecas, Querétaro de Arteaga, Aguascalientes, Jalisco (Lagos de Moreno, Encarnación de Díaz, Teocaltiche, Ojuelos de Jalisco, Colotlán, Villa Hidalgo, Mezquitic, Huejuquilla el Alto, Huejúcar, Villa Guerrero, Bolaños, Santa María de los Ángeles).

Region 8	Veracruz-Llave, Puebla, Oaxaca, Guerrero, Tlaxcala.
Region 9	State of México, Distrito Federal, Hidalgo, Morelos.